UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 6, 2004

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14837	75-2756163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale, Suite 300 Fort Worth, Texas	76104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(817) 665-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Incentive Arrangements Agreement

On October 6, 2004, Quicksilver Resources Inc. entered into the Incentive Arrangements Agreement (the “Agreement”) with MGV Energy Inc., Quicksilver’s wholly-owned subsidiary, J. Michael Gatens, George W. Voneiff, and Brown Howard, employees of MGV Energy, and Peter A. Bastian, an employee of Quicksilver. The Agreement provides for the amendment and restatement of employment agreements with Messrs. Gatens and Voneiff and the termination of incentive agreements with Messrs. Howard and Bastian. In addition, the Agreement provides for awards to Messrs. Gatens, Voneiff, Howard and Bastian of cash bonuses of up to $10 million in the aggregate, based upon the achievement of specified reserve targets, and stock options having a current Black Scholes value of $10 million in the aggregate.

The Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

First Amendment to Combined Credit Agreements

On October 7, 2004, Quicksilver and MGV Energy entered into the First Amendment to Combined Credit Agreements with Bank One, NA, BNP Paribas, Bank of America, N.A., Fortis Capital Corp., The Bank of Nova Scotia, Comerica Bank, The Royal Bank of Scotland plc, Calyon New York Branch, CIBC Inc., Compass Bank, Sterling Bank, Toronto Dominion (Texas), Inc., Harris Nesbitt Financing, Inc., Societe Generale, Bank One, NA, Canada Branch, BNP Paribas (Canada), Bank of America, N.A. (by its Canada branch), Comerica Bank, Canada Branch, Canadian Imperial Bank of Commerce, Toronto Dominion Bank, Bank of Montreal, and Societe Generale (Canada), as agents and combined lenders. The First Amendment amends the Combined Credit Agreements by permitting Quicksilver, subject to the satisfaction of certain conditions, to incur up to $150 million in aggregate principal amount of unsecured subordinated debt that could be convertible into capital stock of Quicksilver.

The First Amendment is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Description
10.1	Incentive Arrangements Agreement, dated as of September 24, 2004, among Quicksilver Resources Inc., MGV Energy Inc., J. Michael Gatens, George W. Voneiff, Brown Howard, and Peter A. Bastian.

10.2	First Amendment to Combined Credit Agreements, dated as of September 21, 2004, among Quicksilver Resources Inc., MGV Energy Inc. and the agents and combined lenders identified therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Bill Lamkin
Bill Lamkin
Executive Vice President and
Chief Financial Officer

Date: October 12, 2004

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Incentive Arrangements Agreement, dated as of September 24, 2004, among Quicksilver Resources Inc., MGV Energy Inc., J. Michael Gatens, George W. Voneiff, Brown Howard, and Peter A. Bastian.

10.2	First Amendment to Combined Credit Agreements, dated as of September 21, 2004, among Quicksilver Resources Inc., MGV Energy Inc. and the agents and combined lenders identified therein.